UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2016

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding N.V. (the “Company”) was held on May 19, 2016. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Election of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul Edgerley	132,580,032	11,086,785	3,267,394
Martha Sullivan	143,538,604	128,213	3,267,394
Beda Bolzenius	143,538,323	128,494	3,267,394
James E. Heppelmann	143,487,552	179,265	3,267,394
Michael J. Jacobson	143,538,668	128,149	3,267,394
Charles W. Peffer	143,261,053	405,764	3,267,394
Kirk P. Pond	143,079,879	586,938	3,267,394
Andrew Teich	143,538,975	127,842	3,267,394
Thomas Wroe	143,497,565	169,252	3,267,394
Stephen Zide	132,740,137	10,926,680	3,267,394
Each of the nominees was elected for a term of one year.
2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,862,806	35,008	36,397	—
3. To adopt the Company’s Dutch statutory annual accounts for the fiscal year ended December 31, 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,892,239	4,197	37,775	—
4. To discharge members of the Company’s Board of Directors from certain liabilities for fiscal year 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,100,109	509,674	57,034	3,267,394
5. To extend to the Company's Board of Directors for a period of 18 months from the date of the General Meeting the authority to repurchase up to 10% of the outstanding ordinary shares, as determined on the record date, in the capital of the Company, on the open market, through privately negotiated transactions or in one or more self tender offers, at prices per share not less than the nominal value of an ordinary share and not higher than 110% of the market price at the time of the transaction:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,653,391	276,497	4,323	—
6. To amend the Company's Articles of Association to include a derivative disclosure requirement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,768,131	59,526,589	372,097	3,267,394
7. Advisory proposal to approve the 2015 compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,742,777	1,803,234	120,806	3,267,394

8. To amend the Director remuneration policy and to implement a Director stock ownership requirement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,124,262	461,914	80,641	3,267,394

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: May 24, 2016	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer